UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012 (July 17, 2012)

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:             (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 17, 2012, CVR Energy, Inc. (the “Company”) held its annual meeting of the stockholders of the Company. The stockholders of the Company voted on three proposals, consisting of (1) election of ten directors to the board of directors of the Company (the “Board”), (2) ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012, and (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (referred to as “Say-on-Pay”). For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated July 2, 2012, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012 was ratified, and (3) the stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”). The voting results for each of the proposals are summarized below.

Proposal 1 – Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Against or Withheld	Votes Abstain	Broker Non-Votes
Bob G. Alexander	81,573,820	128,282	0	3,972

SungHwan Cho	75,524,591	6,177,511	0	3,972

Carl C. Icahn	79,598,889	2,103,213	0	3,972

Vincent J. Intrieri	79,204,934	2,497,168	0	3,972

John J. Lipinski	76,235,836	5,466,266	0	3,972

Samuel Merksamer	79,192,785	2,509,317	0	3,972

Stephen Mongillo	81,566,717	135,385	0	3,972

Daniel A. Ninivaggi	75,477,298	6,224,804	0	3,972

James M. Strock	81,574,840	127,262	0	3,972

Glenn R. Zander	81,573,670	128,432	0	3,972

Proposal 2 – Ratify the Audit Committee’s Selection of KPMG

The appointment by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012 was ratified by the following vote:

Votes For	Votes Against or Withheld	Votes Abstain	Broker Non-Votes
81,689,269	16,077	728	0

Proposal 3 – Non-Binding, Advisory Vote on Named Executive Officer Compensation (Say-on-Pay)

The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”) by the following vote:

Votes For	Votes Against or Withheld	Votes Abstain	Broker Non-Votes
81,381,420	258,672	62,010	3,972

A description of the Transaction Agreement between the Company and affiliates of Carl C. Icahn, pursuant to which certain of the directors elected by our stockholders at the annual meeting were initially appointed to our board, is included in our Current Report on Form 8-K filed on April 23, 2012, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012

CVR Energy, Inc.

By:	/S/ EDMUND S. GROSS
Edmund S. Gross,
Senior Vice President, General Counsel and Secretary